Securities, 424I - Securities, 424I: 1	Mar. 31, 2025 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 337,823,344.00
Aggregate Redeemed or Repurchased, FY	484,742,709.00
Aggregate Redeemed or Repurchased, Prior FY	110,059,910.00
Redemption Credits	(256,979,275.00)
Net Sales	$ 0.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 0.00